UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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BioSphere Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOSPHERE MEDICAL, INC.
1050 Hingham Street
Rockland, Massachusetts 02370

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2006

The 2006 Annual Meeting of Stockholders of BioSphere Medical, Inc. (the “Company”) will be held at Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, May 10, 2006 at 9:00 a.m., Boston time, to consider and act upon the following matters:

1.                To elect seven directors to serve until the next Annual Meeting of Stockholders.

2.                To approve an amendment to Article Fourth of the Company’s Certificate of Incorporation, as amended, to increase (i) the total number of shares of all classes of stock which the Company shall have authority to issue from 26,000,0000 to 51,000,000, and (ii) the authorized shares of common stock, $.01 par value per share (“Common Stock”) from 25,000,000 to 50,000,000.

3.                To approve an amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the number of shares that may be issued under the plan from 50,000 to 100,000.

4.                To approve the Company’s 2006 Stock Incentive Plan covering 2,000,000 shares of Common Stock.

5.                To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 24, 2006 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company’s Common Stock.

The Company’s Annual Report for the year ended December 31, 2005 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 14, 2006.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

RICHARD J. FALESCHINI
President and Chief Executive Officer

Rockland, Massachusetts
April 14, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

BIOSPHERE MEDICAL, INC.
1050 Hingham Street
Rockland, Massachusetts 02370

PROXY STATEMENT FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSphere Medical, Inc. (“BioSphere Medical”, “BioSphere” or the “Company”) for use at the 2006 Annual Meeting of Stockholders to be held on May 10, 2006 and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

The Company’s Annual Report for the year ended December 31, 2005 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 14, 2006.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request of the Secretary, BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 02370.

Voting Securities and Votes Required

On March 24, 2006, there were outstanding an aggregate of 17,256,005 shares of common stock of the Company, $.01 par value per share (“Common Stock”), and 8,560 shares of Series A Preferred Stock of the Company, $.01 par value per share (“Series A Preferred Stock”). Holders of Common Stock on the record date are each entitled to one vote per share of Common Stock and holders of Series A Preferred Stock on the record date are each entitled to 250 votes per share of Series A Preferred Stock, on an as converted to Common Stock basis.

Under the Company’s Bylaws, the holders of a majority of the shares of capital stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of such capital stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on the record date is required for the approval of the proposed amendment to the Company’s Certificate of Incorporation, as amended. The affirmative vote of the holders of a majority of shares of Common Stock voting upon the matter is required for the approval of each of the other matters to be voted upon.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” (i) on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, such as the election of directors, the approval of the amendment of the 2000 Employee Stock Purchase Plan and the approval of the adoption of the 2006 Stock Option Plan have no effect on the voting of such matter and (ii) on the proposed amendment to the Company’s Certificate of Incorporation, will have the effect of voting against the matter.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of January 31, 2006, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock and by (A) each director and nominee for director; (B) each executive officer named below in the Summary Compensation Table under the heading “Compensation of Executive Officers;” and (C) all directors and executive officers of the Company as a group.

The number of shares of the Company’s Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 2006 through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned	Common Stock Underlying Options Exercisable Within 60 Days	Common Stock Underlying Warrants	Common Stock Underlying Shares of Series A Preferred Stock	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned (1)
5% Stockholders
Sepracor Inc. (2)	3,224,333	—	200,000	1,070,000	4,494,333	27.6%
84 Waterford Drive
Marlborough, MA 01752
Stephen Feinberg (3)	1,559,268	—	200,000	1,070,000	2,829,268	17.4%
c/o Cerberus Capital Management, L.P.
299 Park Avenue
New York, NY 10171
T. Rowe Price Associates, Inc. (4)	1,147,400	—	—	—	1,147,400	7.6%
100 E. Pratt Street
Baltimore, MD 21202
Clough Capital Partners L.P. (5)	1,166,796	—	—	—	1,166,796	7.8%
One Post Office Square,
40th Floor
Boston, MA 02109
Directors and Named Executive Officers
Richard J. Faleschini	7,500	100,000	—	—	107,500	*
Timothy J. Barberich (6)	41,277	19,000	—	—	60,277	*
William M. Cousins, Jr.	2,500	13,000	—	—	15,500	*
Alexander M. Klibanov, Ph.D.	2,500	19,000	—	—	21,500	*
John H. MacKinnon	3,750	9,000	—	—	12,750	*
Riccardo Pigliucci	2,500	29,000	—	—	31,500	*
David P. Southwell (7)	7,443	27,000	—	—	34,443	*
Gary M. Saxton	2,000	30,000			32,000
Thomas M. Keenan (8)	—	—	—	—	—	*
Martin J. Joyce	5,000	10,000			15,000
Peter C. Sutcliffe	617	32,400	—	—	33,017	*
All current directors and executive officers as a group (10 persons) (9)	75,087	288,400	—	—	363,487	2.4%

*                     Represents holdings of less than one percent of the Company’s outstanding Common Stock.

(1)           Percentage of shares of Common Stock beneficially owned is based on 15,035,005 shares of Common Stock outstanding as of January 31, 2006. Shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of January 31, 2006, or subject to options and warrants currently exercisable, or exercisable within 60 days of January 31, 2006, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or Series A Preferred Stock but are not deemed outstanding for computing the percentage ownership of any other person.

(2)           Information is based upon Amendment No. 4 to Schedule 13D filed by Sepracor Inc. with the SEC on January 5, 2005.

(3)           Information is based upon Amendment No. 2 to Schedule 13D filed by Stephen Feinberg with the SEC on November 22, 2004. The securities listed under the column “Number of Shares of Common Stock Owned” include (i) 152,800 shares of Common Stock held individually by Mr. Feinberg, (ii) 469,256 shares of Common Stock held by Cerberus Partners, L.P. and (iii) 937,212 shares of Common Stock held by Cerberus International, Ltd. The securities listed under the column “Common Stock Underlying Warrants” represent shares of Common Stock issuable upon the exercise of warrants held by Cerberus Partners, L.P. The securities listed under the column “Common Stock Underlying Shares of Series A Preferred Stock” represent shares of Common Stock issuable upon the conversion of shares of Series A Preferred Stock held by Cerberus Partners, L.P. The securities listed do not include (a) 13,889 shares of Common Stock issuable upon the exercise of warrants held by Cerberus Partners, L.P. and (b) 27,778 shares of Common Stock issuable upon the exercise of warrants held by Cerberus International, Ltd., which warrants expired on February 4, 2005. Mr. Feinberg, through one or more intermediate entities, exercises sole voting and investment control with respect to all securities of the Company held by Cerberus Partners, L.P. and Cerberus International, Ltd.

(4)           Information is based upon Amendment No. 2 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2006.

(5)           Information based on Amendment No. 1 to Schedule 13G filed by Clough Capital Partners L.P., Clough Capital Partners LLC, Charles I. Clough, Jr., James E. Canty and Eric A. Brock on February 14, 2006. The securities listed under “Number of Shares of Common Stock Owned” include shares owned by investment companies, posted investment vehicles and other accounts for which Clough Capital Partners L.P. serves as investment adviser. Such shares may be deemed beneficially owned by (a) Clough Capital Partners L.P., (b) Clough Capital Partners LLC, the general partner of Clough Capital Partners, L.P., and (c) Messrs. Clough, Canty and Brock, the managing members of Clough Capital Partners LLC. Each such person disclaims beneficial ownership of such shares except to the extent of its respective pecuniary interest therein.

(6)           Excludes 4,478,583 shares of Common Stock beneficially owned by Sepracor Inc., as to which such shares Mr. Barberich, Sepracor’s Chairman and Chief Executive Officer, disclaims beneficial ownership.

(7)           Excludes 4,478,583 of Common Stock beneficially owned by Sepracor Inc., as to which such shares Mr. Southwell, Sepracor’s Executive Vice President and Chief Financial Officer, disclaims beneficial ownership.

(8)           Mr. Keenan ceased to serve as an officer of the Company on January 17, 2005.

(9)           Excludes the 4,478,583 shares of Common Stock beneficially owned by Sepracor Inc., as to which shares Messrs. Barberich and Southwell, executive officers of Sepracor, disclaim beneficial ownership. See footnotes (6) and (7) above.

Equity Compensation Plan Information

The following table summarizes, as of January 31, 2006, the outstanding options under the Company’s 1994 Stock Option Incentive Plan, 1994 Director Option Plan, 1997 Stock Option Incentive Plan and 2000 Employee Stock Purchase Plan, all of which plans were approved by the Company’s stockholders. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders
1997 Stock Incentive Plan	2,460,468	$4.27	448,356
1994 Stock Option Plan	95,000	$0.81	—	(1)
1994 Director Stock Option Plan	48,000	$2.83	—	(2)
2000 Employee Stock Purchase Plan	—	—	3,932
Total	2,603,468	$4.17	452,288
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	—		—

(1)          The 1994 Stock Option Plan terminated on January 6, 2004, and no further awards will be made pursuant to this plan.

(2)          The 1994 Director Stock Option Plan terminated on January 28, 2004, and no further awards will be made pursuant to this plan.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently fixed at seven members. The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as directors the director nominees named below.

Each director will be elected to hold office until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

There are no family relationships between or among any officers or directors of the Company.

Set forth below are the name and age of each member of the Board of Directors, each of whom is nominated for re-election to the Board of Directors, and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 2006, appears above under the heading “Stock Ownership of Certain Beneficial Owners and Management.”

Nominees for Director

The Company’s Board of Directors recommends a vote “FOR” the election of each of the following nominees:

Timothy J. Barberich, age 58, has served as a director of BioSphere Medical since its organization in December 1993. Mr. Barberich, a founder of Sepracor Inc., a specialty pharmaceutical company, has served as Chairman of Sepracor since October 1999, and has served as Chief Executive Officer and a director of Sepracor since January 1984. Mr. Barberich also served as President of Sepracor from January 1984 until October 1999. Mr. Barberich also currently serves as a director of Point Therapeutics, Inc., a biopharmaceutical company, the Pharmaceutical Research and Manufacturers of America, and Gemin X Biotechnologies Inc.

William M. Cousins, Jr., age 81, has served as a director of BioSphere Medical since January 1994. Since 1974, Mr. Cousins has served as the President of William M. Cousins, Jr., Inc., a management consulting firm. Mr. Cousins is a member of the Board of Directors of Wellco Enterprises, Inc.

Richard J. Faleschini, age 59, has served as President and Chief Executive Officer of BioSphere Medical since November 2, 2004 and as a director of BioSphere Medical since March 11, 2005. Prior to joining the Company, Mr. Faleschini served from 2003 to 2004 as Vice President and General Manager of American Medical Systems Gynecology, a business unit of American Medical Systems Holdings, Inc., a supplier of medical devices to physicians specializing in the treatment of urological and gynecological disorders. From 1999 to 2003, Mr. Faleschini served as Vice President, Marketing and Sales at American Medical Systems Holdings, Inc.

Alexander M. Klibanov, Ph.D., age 56, has served as a director of BioSphere Medical since January 1994. Since 1979, Dr. Klibanov has been a faculty member of the Massachusetts Institute of

Technology where he is currently Professor of Chemistry and of Bioengineering. Dr. Klibanov is a member of the National Academy of Sciences and of the National Academy of Engineering.

John H. MacKinnon, age 65, has served as a director of BioSphere Medical since October 2003. Mr. MacKinnon is currently retired. From 1968 to 1999, Mr. MacKinnon was employed at the firm of PricewaterhouseCoopers LLP where, from 1978 to 1999, he served as a partner. Mr. MacKinnon is a certified public accountant. Mr. MacKinnon is a member of the Board of Directors of Lojack Corporation and National Datacomputer Corporation. Mr. MacKinnon also serves as a trustee of Emmanuel College, Laboure College and Blessed John XXIII National Seminary.

Riccardo Pigliucci, age 59, has served as a director of BioSphere Medical since August 1995. From May 1999 to November 2005, Mr. Pigliucci has served as Chairman and Chief Executive Officer of Discovery Partners International, a drug discovery services company. From February 1996 to April 1998, he served as Chief Executive Officer of Life Sciences International PLC, a global supplier of scientific equipment and consumables. Prior to that, Mr. Pigliucci served in a number of capacities at The Perkin-Elmer Corporation, now Applera Corporation, a global life sciences company, most recently as President and Chief Operating Officer. Mr. Pigliucci is also a member of the Board of Directors of the Dionex Corporation.

David P. Southwell, age 45, has served as a director of BioSphere Medical since January 1997 and as Chairman of the Board of Directors since March 2005. He has served as Executive Vice President and Chief Financial Officer of Sepracor Inc. since October 1995 and served as Senior Vice President and Chief Financial Officer of Sepracor from July 1994 to October 1995. From August 1988 until July 1994, Mr. Southwell was associated with Lehman Brothers Inc., a securities firm, in various positions with the investment banking division, including in the position of Vice President. Mr. Southwell is also a director of PTC Therapeutics, Inc. and  serves on the Advisory Board of the Tuck School of Business at Dartmouth College.

Corporate Governance

The Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, SEC rules and regulations and the listing standards of the NASDAQ Stock Market. This section describes key corporate governance guidelines and practices that the Company has adopted.

Board Determination of Independence

Under NASDAQ Stock Market rules, a director of the Company will only qualify as an “independent director” if, in the opinion of the Company’s Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board of Directors has determined that none of William M. Cousins, Jr., Alexander M. Klibanov, Ph.D., John H. MacKinnon or Riccardo Pigliucci has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director,” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules. The independent directors have selected Mr. Pigliucci to serve as the Lead Director.

Board and Committee Meetings

The Board of Directors held four meetings during 2005. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served. The Company’s corporate governance guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. All directors attended the 2005 Annual Meeting of Stockholders.

The Board of Directors has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board of Directors. The Company has posted copies of each committee’s charter on the Investor Relations section of the Company’s website, www.biospheremed.com.

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include:

•       appointing, evaluating, setting the compensation of, assessing the independence of, and terminating the Company’s independent auditor;

•       overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from independent auditors;

•       reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•       monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•       overseeing the Company’s internal audit function, as appropriate;

•       establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•       meeting independently with the Company’s internal accounting staff, independent auditors and management; and

•       preparing the audit committee report required by SEC rules (which is included on pages 8-9 of this Proxy Statement).

The members of the Audit Committee are Mr. Cousins (Chairman), Dr. Klibanov and Mr. MacKinnon. The Board of Directors has determined that William M. Cousins, Jr. and John H. MacKinnon are each an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The Audit Committee met ten times during 2005.

Compensation Committee

The Compensation Committee’s responsibilities include:

•       annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer;

•       reviewing and approving, or making recommendations to the Board with respect to, the compensation of the Company’s Chief Executive Officer and other executive officers;

•       overseeing an evaluation of the Company’s senior executives;

•       overseeing and administering the Company’s cash and equity incentive plans; and

•       reviewing and making recommendations to the Board with respect to director compensation.

The members of the Compensation Committee are Mr. MacKinnon (Chairman), Mr. Cousins and Dr. Klibanov. The Compensation Committee met seven times during 2005.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•       identifying individuals qualified to become Board members;

•       recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•       reviewing and making recommendations to the Board with respect to management succession planning;

•       developing and recommending to the Board corporate governance principles; and

•       overseeing an annual evaluation of the Board.

The members of the Nominating and Corporate Governance Committee are Mr. MacKinnon (Chairman), Mr. Cousins, Dr. Klibanov and Mr. Pigliucci. The Nominating and Corporate Governance Committee met five times during 2005.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates will include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Committee’s charter and in the Company’s corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Company’s corporate governance guidelines provide that any director who reaches the age of 75 while serving as a director, and for each year thereafter that he or she continues to serve as a director, shall tender his or her resignation to the Board effective at the end of his or her then current term. The Nominating and Corporate Governance Committee shall then recommend to the Board whether the Board should accept the resignation based on a review of whether the individual continues to satisfy the Board’s membership criteria. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 02370. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee, with the assistance of the Company’s counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 02370.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of

1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee selected the independent auditing firm of Ernst & Young LLP as the Company’s independent auditors for the year ended December 31, 2005. Ernst & Young LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States and for issuing a report on those financial statements. Management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes. In performing these functions, the Audit Committee acts in an oversight capacity. The Audit Committee, in its oversight role, relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States. The Audit Committee’s primary responsibilities include the following:

•       monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent auditors about draft annual financial statements, the independent auditors’ report on the Company’s annual financial statements, management’s selection, application and disclosure of critical accounting policies, changes in the Company’s accounting practices, principles, controls or methodologies and significant developments or changes in accounting rules applicable to the Company;

•       matters concerning the relationship between the Company and its outside auditors, including the appointment or removal of the outside auditors; reviewing the scope of their audit services and related fees, as well as any other services either proposed or being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

•       overseeing management’s implementation of effective systems of internal controls, as appropriate, including a review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and a review of the activities and recommendations of the Company’s internal auditing program.

In overseeing the preparation of the Company’s annual financial statements for the fiscal year ended December 31, 2005, the Audit Committee met with both management and the Company’s outside auditors for fiscal 2005, to review and discuss these financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with Ernst & Young LLP of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees) (“SAS 61”). SAS 61 requires the Company’s independent auditors to discuss with the Audit Committee, among other things, the following:

•       methods to account for significant and/or unusual transactions;

•       the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•       the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•       disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young’s independence from the Company, including the written disclosures and the letter provided by Ernst & Young to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services to the Company, which are referred to below under the heading “Independent Auditors, Fees and Other Matters,” is compatible with maintaining such auditors’ independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

By the Audit Committee of the Board of Directors

William M. Cousins, Jr. (Chairman)
Alexander M. Klibanov, Ph.D.
John H. MacKinnon

Independent Auditors, Fees and Other Matters

Independent Auditors

Ernst & Young LLP, independent registered public accountants, audited the Company’s financial statements for the fiscal year ended December 31, 2005. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will also be available to respond to appropriate questions from stockholders.

Independent Auditor’s Fees

The following table summarizes the fees of Ernst & Young LLP, the Company’s independent auditor, billed to the Company for each of the last two fiscal years for audit services and billed to the Company in each of the last two fiscal years for other services:

Fee Category	2005	2004
Audit Fees (1)	$182,364	$176,900
Audit-Related Fees (2)	—	$16,555
Tax Fees (3)	$29,590	$18,870
All Other Fees	—	—
Total Fees	$211,954	$212,325

(1)          Audit fees consist of fees for the audit of the Company’s financial statements, the review of the interim financial statements included in Company’s quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)          Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company’s financial statements and which are not reported under “Audit Fees.” These services relate to due diligence in evaluating strategic opportunities, routine accounting consultations and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to the preparation of original and amended tax returns for foreign and domestic entities of the Company, accounted for $19,000 in 2005 and $18,120 in 2004. Tax advice and tax planning services relate to transfer pricing studies for transactions between subsidiaries of the Company. The Company incurred $10,590 for tax advice and tax planning services in 2005, and $750 in 2004.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. The policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the Chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Compensation of Directors

Quarterly Retainer and Meeting Fees.   For their services on the Board, Directors receive a quarterly retainer of $3,000, plus $1,500 for each Board meeting attended, either in person or telephonically. Committee members receive $1,000 per Committee meeting and each Committee Chairman receives an additional $500 per Committee meeting. Retainers and meeting fees are not paid to Directors who are officers or employees of the Company.

Director Equity Compensation Program.   Currently all outside Directors are eligible to participate in the Company’s 1997 Stock Incentive Plan, as amended (the “1997 Plan”). Pursuant to the Company’s current director equity compensation program, options to purchase 10,000 shares of Common Stock are granted, pursuant to the 1997 Plan, to each outside Director upon his or her initial election as a director. Each initial option granted to a Director under the director equity compensation program vests in five equal annual installments beginning on the first anniversary of the date of grant. The exercise price per share equals the fair market value of a share of Common Stock on the date on which the option is granted, except that the exercise price per share was $2.00 for any initial options granted prior to January 15, 1994.

Upon his or her re-election to the Board, each Director is eligible to receive an additional option to purchase 5,000 shares of Common Stock pursuant to the 1997 Plan, the exercise price of which equals the fair market value of a share of Common Stock on the date on which the option is granted. Each additional option granted upon re-election to the Board vests in full immediately. In addition, upon re-election to the Board, each Director is also eligible to receive a grant of 2,500 shares of restricted Common Stock pursuant to the 1997 Plan, priced at $.01 per share and subject to repurchase by the Company in the event that the director ceases to serve on our Board at a price equal to the purchase price, which right of repurchase shall lapse in full on the second anniversary of the date of grant.

The exercise price of all options must be paid in cash. Options granted under the Director equity compensation program are not transferable by the Director except by will or by the laws of descent and distribution and are exercisable during the lifetime of the director only while he or she is serving as a Director of the Company or within 90 days after he or she ceases to serve as a director of the Company. No option is exercisable more than ten years from the date of grant. If a Director dies or becomes disabled while he or she is serving as a Director of the Company, the option is exercisable for a one-year period thereafter.

Compensation of Executive Officers

The following Summary Compensation Table sets forth summary information for each of the last three fiscal years, unless otherwise noted, as to the compensation received by (i) the Chief Executive Officer, (ii) the Company’s three most highly compensated executive officers, other than the Chief Executive Officer who were serving as executive officers as of the end of 2005, and (iii) one other individual, Thomas Keenan, for whom disclosure would have been required but for the fact that such individual was not serving as an executive officer at the end of 2005, each of whose total annual salary and bonus exceeded $100,000 in fiscal year 2005. These five individuals are referred to collectively as the named executive officers.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation Awards
				Other Annual	Securities	All Other
	Annual Compensation			Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	($)	Options (#)	($)(2)
Richard J. Faleschini (3)	2005	$300,000	$150,000	—	—	$2,322
President and Chief Executive Officer	2004	$36,923	—	—	600,000	$397
Gary M. Saxton (4)	2005	$215,569	$89,200	—	—	$2,463
Executive Vice President and	2004	$16,500	—	—	200,000	$194
Chief Operating Officer
Martin J. Joyce (5)	2005	$199,383	$59,100	—	150,000	$2,943
Executive Vice President and	2004	$48,962	—	—	50,000	$19,685
Chief Financial Officer
Peter C. Sutcliffe (6)	2005	$189,707	$57,000	—	150,000	$3,822
Vice President, Manufacturing	2004	$183,361	—	—	—	$3,596
	2003	$173,249	—	—	—	$3,521
Thomas M. Keenan (7)	2005	$8,457	—	—	—	$167,847
Former Vice President, U.S. Sales	2004	$175,898	$50,000	—	—	$3,547
and Marketing	2003	$165,752	—	—	—	$3,547

(1)          These bonuses, which were awarded for and accrued in the year noted, were paid in the subsequent year.

(2)          Represents the amounts of matching contributions made by the Company to the Company’s Retirement Savings Plan and the taxable portion of group life insurance, except for a severance payment in the amount of $167,441 paid to Mr. Keenan.

(3)          Mr. Faleschini joined the Company in November 2004.

(4)          Mr. Saxton joined the Company in November 2004.

(5)          Mr. Joyce joined the Company as an employee in September 2004. “All Other Compensation” for 2004 consists of $19,685 for service as the interim Chief Financial Officer in 2004.

(6)          Mr. Sutcliffe joined the Company in October 2002.

(7)          Mr. Keenan ceased to be an officer of the Company in January 2005.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning individual grants of options to purchase Common Stock made during the fiscal year ended December 31, 2005 to the named executive officers. Amounts described in the following table under the heading “Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term” represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend upon the further performance of Common Stock and the date on which the options are exercised.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise of Base Price ($/share)	Expiration Date	5%($)	10%($)
Richard J. Faleschini	—	—	—	—	—	—
Gary M. Saxton	—	—	—	—	—	—
Martin J. Joyce	100,000 (1)	23	$4.49	6/14/2015	$282,374	$715,590
	50,000 (2)	11	$4.49	6/14/2015	$141,187	$357,795
Peter C. Sutcliffe	100,000 (1)	23	$4.49	6/14/2015	$282,374	$715,590
	50,000 (2)	11	$4.49	6/14/2015	$141,187	$357,795
Thomas M. Keenan	—	—	—	—	—	—

(1)          Option becomes exercisable in equal installments on each of the first five anniversaries of the date of grant.

(2)          One third of option becomes exercisable on the first anniversary of the date on which revenue from the commercial sale of BioSphere products exceeds $25 million over a continuous 12-month period, and thereafter the option shall become exercisable in equal thirds on the second and third anniversaries of the achievement of such revenue benchmark; provided that, if on June 14, 2012 the revenue benchmark has not occurred, the option shall vest in full.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information regarding stock options held as of December 31, 2005 by the named executive officers.

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(2)
Name	Exercise (#)	($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard J. Faleschini	—	—	100,000	500,000	$555,000	$2,775,000
Gary M. Saxton	—	—	30,000	170,000	$143,700	$814,300
Martin J. Joyce	—	—	10,000	190,000	$48,500	$735,500
Peter C. Sutcliff	—	—	32,400	171,600	$155,844	$645,396
Thomas M. Keenan	50,000	$52,187	—	—	—	—

(1)          Value represents the difference between the exercise price per share and the fair market value per share of the Company’s Common Stock on the date of exercise, multiplied by the number of shares acquired on exercise.

(2)          Value is based on the difference between the closing sale price per share of the Company’s Common Stock as reported by the NASDAQ National Market on December 30, 2005 ($8.10), the last trading day of the Company’s 2005 fiscal year, and the applicable option exercise price, multiplied by the number of shares subject to the option.

Employment, Executive Retention and Severance Agreements

Employment Agreements

Mr. Faleschini’s Employment Agreement

On November 2, 2004, the Company entered into an employment agreement with Richard J. Faleschini pursuant to which Mr. Faleschini was employed as President and Chief Executive Officer. The term of the employment agreement is for an initial period of one year, subject to automatic renewal for additional periods of one year unless either party elects not to renew the agreement. Under the terms of the employment agreement, Mr. Faleschini will be paid an annual base salary of $300,000 for the initial term of one year, subject to increases thereafter as may be determined by the Company’s Board of Directors. Mr. Faleschini will be entitled to an annual performance bonus in an amount equal to up to 50% of his then-current base salary with a guaranteed minimum bonus of 25% of his current salary for the first calendar year of the agreement.

The employment agreement provides that Mr. Faleschini will be granted an option to purchase 500,000 shares of the Company’s Common Stock pursuant to the terms of the Company’s 1997 Plan, becoming exercisable in equal installments on the first five anniversaries of the date of grant. The employment agreement also provides for a grant of an additional option to purchase 100,000 shares of Common Stock pursuant to the terms of the Company’s 1997 Plan, one third of which shares become exercisable on the first anniversary of the date on which revenue from the commercial sale of the Company’s products exceeds $25 million over a continuous 12-month period, also known as the revenue benchmark, and thereafter the option shall become exercisable in equal thirds on the second and third anniversaries of achievement of such revenue benchmark; provided that, if on November 2, 2011 the revenue benchmark has not occurred, the option shall become exercisable in full. Each option is exercisable at a price equal to the closing price of the Company’s Common Stock on the NASDAQ Stock Market on the date of grant, which was $2.55. The options have a term of ten years and vest and become exercisable as described above and subject to Mr. Faleschini’s continued employment with the Company, and the vested portion of such options terminate, if not exercised, 90 days after his employment ends.

The employment agreement provides that if the Company elects not to renew Mr. Faleschini’s agreement or terminates him without cause, or if Mr. Faleschini resigns for good reason, then the Company will continue to pay his salary as in effect at the date of termination and the amount of his annualized bonus for the immediately preceding year, and continue to provide him benefits, until the date 12 months after the date of termination; provided that the Company’s obligations to make such payments will immediately terminate if Mr. Faleschini breaches the terms of any non-competition or non-disclosure agreements with the Company. The employment agreement also provides that for a period of one year after the termination of employment for any reason, Mr. Faleschini will not engage in any business that is competitive with the Company’s embolotherapy business. Additionally, the employment agreement sets forth assignment of inventions and nondisclosure covenants in favor of the Company.

Employment Agreements with Other Named Executive Officers

Letter Agreement—Martin J. Joyce

On June 14, 2005, BioSphere entered into a letter agreement (the “Joyce Agreement”) with Martin J. Joyce, pursuant to which BioSphere offered Mr. Joyce continued at-will employment with BioSphere as Vice President and Chief Financial Officer. The Joyce Agreement supercedes the terms of any prior agreements purporting to set forth the terms and conditions of his employment with BioSphere including, without limitation, the Employment Agreement and the Executive Retention Agreement, each dated as of September 14, 2004, between Mr. Joyce and BioSphere.

The Joyce Agreement provides that Mr. Joyce shall be employed on an at-will basis and that either Mr. Joyce or BioSphere may terminate the employment relationship, with or without cause, at any time, with or without notice. Under the terms of the Joyce Agreement, Mr. Joyce will continue to be paid an annual base salary of $196,838, subject to adjustment thereafter as may be determined by BioSphere’s Board of Directors. Provided that Mr. Joyce is an employee of BioSphere at the time bonuses are customarily paid, Mr. Joyce will be entitled to an annual performance bonus in an amount equal to up to 30% of his then-current base salary, based upon BioSphere’s evaluation of Mr. Joyce’s achievement of milestones and objectives to be mutually agreed upon on an annual basis by Mr. Joyce and the Compensation Committee of BioSphere’s Board of Directors. The Joyce Agreement also provides that Mr. Joyce will continue to be eligible to participate in all benefit programs that BioSphere establishes and generally makes available to its employees, including BioSphere’s health insurance plan, 401(k) plan and policies governing paid time off.

As consideration for Mr. Joyce’s execution of the Joyce Agreement, Mr. Joyce was granted (i) an option to purchase 100,000 shares of Common Stock pursuant to the terms of BioSphere’s 1997 Plan, becoming exercisable in equal installments on each of the first five anniversaries of the date of grant and (ii) an option to purchase 50,000 shares of BioSphere common stock pursuant to the terms of BioSphere’s

1997 Plan, one third of which shares become exercisable on the first anniversary of the date on which revenue from the commercial sale of BioSphere products exceeds $25 million over a continuous 12-month period, also known as the revenue benchmark, and thereafter the option shall become exercisable in equal thirds on the second and third anniversaries of the achievement of such revenue benchmark; provided that, if on June 14, 2012 the revenue benchmark has not occurred, the option shall vest in full. Each option is exercisable at a price equal to the closing price of BioSphere’s Common Stock on the NASDAQ National Market on the date of grant, which was $4.49. The options have a term of ten years and vest and become exercisable as described above and subject to Mr. Joyce’s continued employment with BioSphere, and the vested portion of such options terminate, if not exercised, 90 days after his employment ends.

In addition, the Joyce Agreement provides that if BioSphere terminates Mr. Joyce’s at-will employment without cause in anticipation of, or within 12 months after, a change in control (as such terms are defined in the Joyce Agreement), then BioSphere will continue to pay Mr. Joyce (i) his salary as in effect on the date of his termination and (ii) the amount of the annual bonus paid to Mr. Joyce for the fiscal year immediately preceding the date of his termination. The Joyce Agreement further provides that, until the date that is twelve months after the date of such termination, BioSphere will also provide Mr. Joyce reimbursement for the share of the premium for group medical and dental coverage that is paid by BioSphere for active and similarly-situated BioSphere employees who receive the same type of coverage. BioSphere’s obligation to make such payments or provide such benefits shall immediately terminate if Mr. Joyce breaches the non-competition, non-solicitation or non-disclosure provisions contained in the Joyce Agreement.

The Joyce Agreement provides that for the duration of Mr. Joyce’s employment with BioSphere and continuing for a period of one year after the termination or cessation of such employment for any reason, Mr. Joyce will not (i) engage in any business that is competitive with BioSphere’s business, (ii) solicit any BioSphere employee to leave the employ of BioSphere or (iii) solicit for employment any person who was employed by BioSphere at the time of Mr. Joyce’s termination or cessation of employment, provided that clause (iii) shall not apply to the solicitation of any individual whose employment with BioSphere has been terminated for a period of at least six months. The Joyce Agreement sets also forth proprietary information and developments covenants in favor of BioSphere.

Letter Agreement—Peter C. Sutcliffe

On June 14, 2005, BioSphere entered into a letter agreement  (the “Sutcliffe Agreement”) with Peter C. Sutcliffe, pursuant to which BioSphere offered Mr. Sutcliffe continued at-will employment with BioSphere as Vice President, Operations. The Sutcliffe Agreement supercedes the terms of any prior agreements purporting to set forth the terms and conditions of his employment with BioSphere including, without limitation, the Employment Agreement and the Executive Retention Agreement, each dated as of March 25, 2004, between Mr. Sutcliffe and BioSphere.

The Sutcliffe Agreement provides that Mr. Sutcliffe shall be employed on an at-will basis and that either Mr. Sutcliffe or BioSphere may terminate the employment relationship, with or without cause, at any time, with or without notice. Under the terms of the Sutcliffe Agreement, Mr. Sutcliffe will continue to be paid an annual base salary of $189,960, subject to adjustment thereafter as may be determined by BioSphere’s Board of Directors. Provided that Mr. Sutcliffe is an employee of BioSphere at the time bonuses are customarily paid, Mr. Sutcliffe will be entitled to an annual performance bonus in an amount equal to up to 30% of his then-current base salary, based upon BioSphere’s evaluation of Mr. Sutcliffe’s achievement of milestones and objectives to be mutually agreed upon on an annual basis by Mr. Sutcliffe and the Compensation Committee of BioSphere’s Board of Directors. The Sutcliffe Agreement also provides that Mr. Sutcliffe will continue to be eligible to participate in all benefit programs that BioSphere establishes and generally makes available to its employees, including BioSphere’s health insurance plan, 401(k) plan and policies governing paid time off.

As consideration for Mr. Sutcliffe’s execution of the Sutcliffe Agreement, Mr. Sutcliffe was granted (i) an option to purchase 100,000 shares of Common Stock pursuant to the terms of BioSphere’s 1997 Plan, becoming exercisable in equal installments on each of the first five anniversaries of the date of grant and (ii) an option to purchase 50,000 shares of BioSphere common stock pursuant to the terms of BioSphere’s 1997 Plan, one third of which shares become exercisable on the first anniversary of the date on which revenue from the commercial sale of BioSphere products exceeds $25 million over a continuous 12-month period also known as the revenue benchmark, and thereafter the option shall become exercisable in equal thirds on the second and third anniversaries of the achievement of the Revenue Benchmark; provided that, if on June 14, 2012 the Revenue Benchmark has not occurred, the option shall vest in full. Each option is exercisable at a price equal to the closing price of BioSphere’s Common Stock on The NASDAQ National Market on the date of grant, which was $4.49. The options have a term of ten years and vest and become exercisable as described above and subject to Mr. Sutcliffe’s continued employment with BioSphere, and the vested portion of such options terminate, if not exercised, 90 days after his employment ends.

In addition, the Sutcliffe Agreement provides that if BioSphere terminates Mr. Sutcliffe’s at-will employment without cause in anticipation of, or within 12 months after, a change in control (as such terms are defined in the Sutcliffe Agreement), then BioSphere will continue to pay Mr. Sutcliffe (i) his salary as in effect on the date of his termination and (ii) the amount of the annual bonus paid to Mr. Sutcliffe for the fiscal year immediately preceding the date of his termination. The Sutcliffe Agreement further provides that, until the date that is twelve months after the date of such termination, BioSphere will also provide Mr. Sutcliffe reimbursement for the share of the premium for group medical and dental coverage that is paid by BioSphere for active and similarly-situated BioSphere employees who receive the same type of coverage. BioSphere’s obligation to make such payments or provide such benefits shall immediately terminate if Mr. Sutcliffe breaches the non-competition, non-solicitation or non-disclosure provisions contained in the Sutcliffe Agreement.

The Sutcliffe Agreement provides that for the duration of Mr. Sutcliffe’s employment with BioSphere and continuing for a period of one year after the termination or cessation of such employment for any reason, Mr. Sutcliffe will not (i) engage in any business that is competitive with BioSphere’s business, (ii) solicit any BioSphere employee to leave the employ of BioSphere or (iii) solicit for employment any person who was employed by BioSphere at the time of Mr. Sutcliffe’s termination or cessation of employment, provided that clause (iii) shall not apply to the solicitation of any individual whose employment with BioSphere has been terminated for a period of at least six months. The Sutcliffe Agreement sets also forth proprietary information and developments covenants in favor of BioSphere.

Letter Agreement—Gary M. Saxton

On November 18, 2004, BioSphere entered into a letter agreement  (the “Saxton Agreement”) with Gary Saxton, pursuant to which BioSphere offered Mr. Saxton at-will employment with BioSphere as Vice President, Marketing and Sales.

The Saxton Agreement provides that Mr. Saxton shall be employed on an at-will basis and that either Mr. Saxton or BioSphere may terminate the employment relationship, with or without cause, at any time, with or without notice. Under the terms of the Saxton Agreement, Mr. Saxton is entitled to be paid an annual base salary of $195,000, subject to adjustment thereafter as may be determined by BioSphere’s Board of Directors. Provided that Mr. Saxton is an employee of BioSphere at the time bonuses are customarily paid, Mr. Saxton will be entitled to an annual performance bonus in an amount equal to up to 40% of his then-current base salary, based upon BioSphere’s evaluation of Mr. Saxton’s achievement of milestones and objectives to be mutually agreed upon on an annual basis by Mr. Saxton and the Compensation Committee of BioSphere’s Board of Directors. The Saxton Agreement also provides that Mr. Saxton will continue to be eligible to participate in all benefit programs that BioSphere establishes and generally makes available to its employees, including BioSphere’s health insurance plan, 401(k) plan and policies governing paid time off.

In addition, the Saxton Agreement provides that if BioSphere terminates Mr. Saxton’s at-will employment without cause in anticipation of, or within 12 months after, a change in control (as such terms are defined in the Saxton Agreement), then BioSphere will continue to pay Mr. Saxton (i) his salary as in effect on the date of his termination and (ii) the amount of the annual bonus paid to Mr. Saxton for the fiscal year immediately preceding the date of his termination. The Saxton Agreement further provides that, until the date that is 12 months after the date of such termination, BioSphere will also provide Mr. Saxton reimbursement for the share of the premium for group medical and dental coverage that is paid by BioSphere for active and similarly-situated BioSphere employees who receive the same type of coverage. BioSphere’s obligation to make such payments or provide such benefits shall immediately terminate if Mr. Saxton breaches the non-competition, non-solicitation or non-disclosure provisions contained in the Saxton Agreement.

The Saxton Agreement provides that for the duration of Mr. Saxton’s employment with BioSphere and continuing for a period of one year after the termination or cessation of such employment for any reason, Mr. Saxton will not (i) engage in any business that is competitive with BioSphere’s business, (ii) solicit any BioSphere employee to leave the employ of BioSphere or (iii) solicit for employment any person who was employed by BioSphere at the time of Mr. Saxton’s termination or cessation of employment, provided that clause (iii) shall not apply to the solicitation of any individual whose employment with BioSphere has been terminated for a period of at least six months. The Saxton Agreement sets also forth proprietary information and developments covenants in favor of BioSphere.

Executive Retention Agreements

Mr. Faleschini’s Executive Retention Agreement

On November 2, 2004, the Company entered into an executive retention agreement with Mr. Faleschini which provides that if there is a change in control of the Company, as defined in the agreement, and Mr. Faleschini is terminated without cause within 12 months following the change in control, then (a) Mr. Faleschini will receive an amount equal to the highest annual salary and bonus received by him during the five full fiscal years prior to the change in control, and (b) Mr. Faleschini will continue to receive, for a period of 12 months after termination of employment, benefits comparable to those he was receiving prior to termination, provided that if he becomes reemployed and is eligible to receive similar benefits, the Company will no longer be required to provide such benefits. Any severance payments made to Mr. Faleschini pursuant to his executive retention agreement will be in lieu of payments to which he may otherwise be entitled under his employment agreement.

Pursuant to the terms of the Company’s 1997 Plan, upon a change in control of the Company, all awards granted to employees of the Company, including Mr. Faleschini and the other named executive officers, shall become exercisable in full.

Executive Retention Agreements with Other Named Executive Officers

Severance Agreements

On January 21, 2005, the Company entered into a severance agreement with Thomas M. Keenan pursuant to which Mr. Keenan relinquished his responsibilities as the Company’s Vice President of U.S. Sales and Marketing. Pursuant to the terms of the severance agreement, Mr. Keenan’s employment was terminated as of January 17, 2005. Mr. Keenan received severance compensation equal to an aggregate amount of $175,898, less applicable state and federal taxes, payable in bi-weekly installments over the twelve-month period following Mr. Keenan’s separation date. Mr. Keenan also received payments aggregating $2,400 related to life insurance coverage and his 401(k) plan. Pursuant to the terms of the severance agreement, the Company agreed to accelerate the vesting schedule of the stock option granted to Mr. Keenan to purchase 50,000 shares of Common Stock, such that the option is deemed fully vested as of the eighth day following Mr. Keenan’s execution and return of the severance agreement. The Company also agreed to pay Mr. Keenan’s medical and dental benefits for a period of 12 months after his separation date.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of reports filed by all officers, directors and beneficial owners of more than 10 percent of the Common Stock of the Company who are persons required to file reports (“Reporting Persons”) pursuant to Section 16(a) of the Exchange Act, or written representations from certain Reporting Persons, the Company believes that during fiscal year 2005 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors, which is currently comprised of three independent directors, Mr. MacKinnon (Chairman), Mr. Cousins and Dr. Klibanov, is responsible for reviewing and approving, or recommending for approval the compensation package of each executive officer.

The Company’s executive compensation program is designed to promote the achievement of the Company’s business goals, and, thereby, to maximize corporate performance and stockholder returns.

Executive compensation generally consists of a combination of base salary, cash bonuses and stock-based incentives. The Compensation Committee considers stock incentives to be a critical component of an executive’s compensation package in order to help align executive interests with stockholder interests.

Compensation Philosophy

The objectives of the executive compensation program are to align compensation with business objectives and individual performance, and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company’s executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

•       Competitive and Fair Compensation

The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company compares its compensation practices with those of other companies in its industry and sets its compensation guidelines based on this review. The Company believes compensation for its executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar business of comparable size and success. The Company also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the organization.

•       Sustained Performance

Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as achievement of operating budgets, timely development and commercial introduction of new processes and products and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

In evaluating each executive officer’s performance, the Company generally conforms to the following process:

•       Company and individual goals and objectives generally are set at the beginning of the performance cycle.

•       At the end of the performance cycle, the accomplishment of the executive’s goals and objectives and his contributions to the Company are evaluated.

•       The executive’s performance is then compared with peers within the Company and the results are communicated to the executive.

•       The comparative results, combined with comparative compensation practices of other companies in the Company’s industry, are then used to determine salary, target bonus and stock compensation levels.

The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries and payment of bonus awards are based on actual corporate and individual performance compared against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his area of responsibility, and may include achievement of the operating budget for the Company as a whole or of a business group of the Company, continued innovation in development and commercialization of the Company’s technology and products, timely development and commercial introduction of new products or processes and implementation of financing. Subjective performance criteria include an executive’s ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and success. The Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer’s contributions in light of all such criteria.

Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company’s employees and its stockholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive’s position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. The option program generally uses a five-year vesting period to encourage key employees to continue in the employ of the Company. All stock options granted to executive officers in 2005 were granted at fair market value on the date of grant.

Executive officers are also eligible to participate in the Company’s 2000 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan is available to all eligible employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Mr. Faleschini’s 2005 Compensation

Mr. Faleschini became the Company’s current President and Chief Executive Officer in November 2004. He is eligible to participate in the same executive compensation plans available to the other executive officers of the Company. For 2005, Mr. Faleschini’s base salary was set at $300,000, and he received an annual performance bonus of $150,000 based upon achievement of corporate and other strategic goals. Mr. Faleschini did not receive any stock option awards in 2005, however, he did receive stock options in connection with his hiring in November 2004. The Compensation Committee believes that Mr. Faleschini’s annual compensation, including the portion of his compensation based upon the Company’s stock option program, has been set at a level competitive and commensurate with other companies in the industry.

By the Compensation Committee of the
Board of Directors

John H. MacKinnon (Chairman)
William M. Cousins, Jr.
Alexander M. Klibanov, Ph.D.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. MacKinnon (Chairman), Mr. Cousins and Dr. Klibanov. No member of the Compensation Committee was at any time during 2005, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

Comparative Stock Performance

The Company’s Common Stock traded on the NASDAQ National Market from March 25, 1994 through January 13, 1999 and from March 29, 2000 to the present. The Company’s Common Stock traded on the National Association of Securities Dealers, Inc. OTC: Bulletin Board from January 14, 1999 through March 29, 2000.

The following graph compares the cumulative total stockholder return on the Company’s Common Stock for the last five fiscal years with the cumulative total return on (i) the Total Return Index for the NASDAQ Stock Market (U.S. Companies) (the “NASDAQ Market Index (U.S.)”) and (ii) the NASDAQ Medical Equipment Index (the “NASDAQ Medical Equipment Index”). This graph assumes the investment of $100 on December 31, 1999 in the Company’s Common Stock and each of the indices listed above, and assumes dividends are reinvested. The Company has not paid any dividends on its Common Stock and no dividends are included in the representation of the Company’s performance. The stock price performance shown in the below graph is not necessarily indicative of future price performance. Measurement points are the last trading day of the fiscal years ended December 31, 2001, 2002, 2003, 2004 and 2005.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG BIOSPHERE MEDICAL, INC., THE NASDAQ MARKET INDEX (U.S.)
AND THE NASDAQ MEDICAL EQUIPMENT INDEX

* $100 invested on December 31, 2000 in the Company’s Common Stock or in either the NASDAQ Market Index (U.S.) or NASDAQ Medical Equipment Index, including reinvestment of dividends.

	12/01	12/02	12/03	12/04	12/05
BioSphere Medical, Inc.	95.91	56.09	33.62	33.11	68.94
NASDAQ Market Index (U.S.)	79.57	56.48	84.08	91.61	93.72
NASDAQ Medical Equipment Index	108.40	87.15	127.06	151.16	168.11

Certain Relationships and Related Transactions

Pursuant to the terms of the Company’s Certificate of Incorporation, the Series A Preferred Stock is entitled to a 6% dividend, which is payable on a quarterly basis in either cash or additional shares of

Series A Preferred Stock, at the Company’s election. To date, the Company has elected to pay these dividends in shares of Series A Preferred Stock, and as of December 31, 2005, the Company had issued 560 shares of Series A Preferred Stock (the “Dividend Securities”) to Sepracor Inc. and affiliates of Cerberus Capital Management, L.P. Cerberus and Sepracor each are beneficial owners of more than five percent of the Company’s outstanding Common Stock. Messrs. Barberich and Southwell, directors of the Company, are the Chairman and Chief Executive Officer and the Chief Financial Officer, respectively, of Sepracor. Each of Messrs. Barberich and Southwell disclaims any beneficial ownership of the Dividend Securities.

PROPOSAL NUMBER TWO—APPROVAL OF AN AMENDMENT TO ARTICLE IV OF THE COMPANY’S CERTIFICATE OF INCORPORATION

On March 9, 2006, the Board of Directors adopted a resolution amending, subject to stockholder approval at the Annual Meeting, Article Fourth of the Company’s Certificate of Incorporation to increase: (i) the total number of shares of all classes of stock which the Company shall have authority to issue from 26,000,000 to 51,000,000, and (ii) the number of shares of authorized Common Stock from 25,000,000 to 50,000,000 shares (the “Certificate Amendment”). A copy of the Certificate Amendment is incorporated as Attachment A to this Proxy Statement. The additional shares would have the same rights and privileges as the shares of Common Stock presently outstanding. As of March 24, 2006, (i) 17,256,005 shares of Common Stock were outstanding, (ii) an aggregate of 2,917,756 shares of Common Stock were reserved for issuance pursuant to equity plans, (iii) an aggregate of 2,817,762 shares of Common Stock were reserved for issuance upon conversion of the Company’s Series A Preferred shares and warrants to purchase Common Stock and (iv) 2,008,477 shares of Common Stock were authorized, unissued and unreserved.

The affirmative vote of holders of a majority of shares of Common Stock outstanding and entitled to vote on the record date is required for the approval of this matter. Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” have the effect of voting against this matter.

The Board of Directors believes it is desirable to have the additional authorized shares of Common Stock available for possible future financing transactions, acquisitions, stock dividends or splits and other general corporate purposes. The Company is not party to any current plan to enter into any such transaction.

It should be noted that any issuance of additional shares of Common Stock could be disadvantageous to existing stockholders because such issuance might serve to dilute their percentage interest in the Company. Holders of Common Stock do not have preemptive rights to purchase any additional shares of Common Stock which may be issued. The Company would not be required to obtain stockholder approval to issue authorized but unissued shares of Common Stock, unless required to do so by applicable law or the rules of any stock exchange or over the counter market on which the Company’s shares may be listed.

It should also be noted that the authorized but unissued shares of Common Stock, if issued, could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of the Company even though stockholders of the Company may deem such an acquisition desirable. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The issuance of the new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company’s Certificate of Incorporation. To the extent that it impedes any such attempts, the issuance of shares following the Certificate Amendment may serve to perpetuate existing management.

The Certificate Amendment does not alter the Company’s present ability to issue up to 988,000 shares of preferred stock in such series with such special rights (including voting rights), preferences, restrictions, qualifications, and limitations as the Board of Directors may designate. The Company would not be required to obtain stockholder approval to issue authorized but unissued shares of preferred stock, unless required to do so by applicable law or the rules of any stock exchange or over the counter market on which the company’s shares may be listed. The Board of Directors could use its authority to make such designations and to issue preferred stock in a manner that would create impediments or to otherwise discourage persons in attempting to gain control of the company.

If the proposed Certificate Amendment is approved by the stockholders, the Company intends to promptly effect the Certificate Amendment by filing the Certificate Amendment with the State of Delaware.

The Board of Directors recommends a vote FOR the approval of the Certificate Amendment.

PROPOSAL NUMBER THREE—APPROVAL OF AMENDMENT TO OUR 2000
EMPLOYEE STOCK PURCHASE PLAN

On March 9, 2006, the Board of Directors approved an amendment to our 2000 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of Common Stock that the Company may issue under the Purchase Plan from 50,000 to 100,000 shares. The Company is asking its stockholders to approve this amendment; the amendment will not go into effect unless its stockholders approve it.

The affirmative vote of holders of a majority of shares of Common Stock voting on this matter is required for the approval of this matter. Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” have no effect on the voting of this matter.

On March 27, 2006, the last sales price per share of the Company’s Common Stock, as reported by The NASDAQ National Market, was $7.66.

Reasons for Amending the Purchase Plan

The Board of Directors adopted this amendment to the Company’s Purchase Plan because the Board of Directors believes, based on past levels of participation by the Company’s employees, that the number of shares currently available under the Purchase Plan may not be enough to allow the Company to continue to offer this plan to its employees through the current Offering Period (as defined below). As of January 31, 2006, the Company had 3,932 shares available for issuance under the Purchase Plan. If the

Company’s stockholders approve the amendment at the Annual Meeting, then the Company expects to have 53,932 shares available under the Purchase Plan as of the date of the Annual Meeting.

The Board of Directors recommends a vote FOR the approval of the Purchase Plan amendment.

Summary of the Purchase Plan Provisions

Some key features of the Purchase Plan are summarized below. Please keep in mind, however, that this brief summary is not a complete description of all the provisions of the Purchase Plan; you can find the Purchase Plan, as proposed to be amended, by going to the “investors” section of the Company’s website, www.biospheremed.com, and clicking the link to the Company’s SEC filings. The Purchase Plan appears as Appendix B to the Company’s Schedule 14A, which is the electronic version of this Proxy Statement that the Company filed with the SEC in April, 2006. Alternatively, you can obtain a copy of the Purchase Plan from our investor relations department at the address or telephone number listed on page 39 of this Proxy Statement.

The Purchase Plan is summarized below. This summary is qualified in all respects by reference to the full text of the Purchase Plan. Because participation in the Purchase Plan is at the election of the Company’s employees, the benefits to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees as a group cannot be determined by the Company at this time.

Eligibility

All employees, including executive officers, who have been employed for at least three months on the date that an offering commences under the plans and who are customarily employed for more than 20 hours a week by the Company or its subsidiaries are eligible to participate in the Purchase Plan. However, no person will be eligible to participate in the plans if he or she possesses five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary immediately after the grant of an option under the Purchase Plan. No employee may purchase shares of stock with an aggregate value of more than $25,000 per calendar year under the plan (and all other employee stock purchase plans of the Company and its subsidiaries), determined by the value of such shares as of the applicable offering commencement dates. As of March 1, 2006, approximately 65 employees of the Company were eligible to participate in the Purchase Plan.

Offerings; Number And Purchase Price Of Shares

The Purchase Plan is conducted in semiannual offerings, the first of which commenced on July 1, 2000 and ended on December 31, 2000. If the amendment is approved by stockholders, a total of up to 100,000 shares may be purchased under the 2000 Plan. During each offering period, the maximum number of shares which may be purchased by a participating employee is determined on the first day of the offering period and is equal to the number of shares of Common Stock determined by dividing $12,500 by the last reported sale price of the Common Stock on the NASDAQ National Market on the first day of the offering. An employee may elect to have up to 10% deducted from his or her salary for the purpose of purchasing stock under the Purchase Plan. The price at which the employee may purchase the stock is the lower of 85% of the last reported sale price of the Common Stock on the day the offering commences or the day that the offering terminates. If the Company receives requests from employees to purchase more than the number of shares available during any offering, the available shares will be allocated on a pro rata basis to subscribing employees.

Since the adoption of the Purchase Plan, the following persons and groups purchased and have an option to purchase on May 15, 2006, the last day of the current offering period, the number of shares listed:

	Number of Shares Purchased Under Purchase Plan	Number of Shares Purchasable During Current Offering Period(1)
Richard J. Faleschini	—	1,861
Gary M. Saxton	—	—
Martin J. Joyce	—	—
Peter C. Sutcliff	1,678	472
Thomas M. Keenan.	—	—
All Current Executive Officers as a Group	1,678	2,333
All Current Non-Executive Employees as a Group	19,851	5,763

(1)          Share numbers assume that the purchase price for the shares purchasable during the current offering period is 85% of the closing price of the common stock on the first day of the offering period. If, on the last day of the offering period, the closing price of the common stock is less than $5.00, which was the closing price of the common stock on the first day of the offering period, the purchase price will be 85% of the closing price on the last day of the offering period and, therefore, the number of shares purchasable may be greater.

Amendments And Terms; Administration

The Board of Directors of the Company may at any time terminate or amend the Purchase Plan. However, no such amendment shall be made to the Purchase Plan (a) without approval of the stockholders of the Company if approval of such amendment is required by Section 423 of the Internal Revenue Code, or (b) which would cause the plan to fail to comply with Section 423 of the Internal Revenue Code.

The Purchase Plan will be administered by the Compensation Committee, which is authorized to make rules and regulations for the administration and interpretation of the plans.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Purchase Plan and with respect to the sale of common stock acquired under the Purchase Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants.   A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

A participant may have both compensation income and a capital gain or loss upon the sale of Common Stock that was acquired under the Purchase Plan. The amount of each type of income and loss will depend on when the participant sells the stock.

If the participant sells the Common Stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the Common Stock, at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

•       15% of the value of the stock on the day the offering commenced; and

•       the participant’s profit.

Any excess profit will be long-term capital gain. If the participant sells the Common Stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

If the participant sells the Common Stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the Common Stock on the day he or she purchased the Common Stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the Common Stock on the day he or she purchased the Common Stock. This capital gain or loss will be long-term if the participant has held the Common Stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company.   There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NUMBER FOUR—APPROVAL OF OUR 2006 STOCK INCENTIVE PLAN

On March 9, 2006, the Board of Directors adopted the 2006 Stock Incentive Plan (the “2006 Plan”), and the Company is asking its stockholders to approve this plan. The Company’s 1997 Stock Option Incentive Plan (the “1997 Plan”) expires by its terms on March 28, 2007. As of March 1, 2006, options to purchase 2,355,968 shares of Common Stock were outstanding under the 1997 Plan and an additional 439,356 shares were reserved for future option grants. Upon the expiration of the 1997 Plan on March 28, 2007, all then outstanding options will remain in effect, but no additional option grants may be made under the 1997 Plan. For the reasons outlined below under “Reasons for Adopting the 2006 Plan,” the Company believes that it is crucial that it have the ability to grant equity awards to its directors and all of its employees, (including its executive officers) and advisors and consultants.

If the Company’s stockholders approve the 2006 Plan, then:

The Company will use the 2006 Plan as its primary vehicle for granting stock options and other equity awards to its non-executive employees, officers (including our executive officers) directors, advisors and consultants.

The Company expects that the shares available under the 2006 Plan and the 1997 Plan will be sufficient for approximately three years of equity awards to its employees, officers and directors, after which time the Company would need to ask its stockholders to approve additional shares.

On March 27, 2006, the last sales price per share of the Company’s Common Stock, as reported by The NASDAQ National Market, was $7.66.

Reasons for Adopting the 2006 Plan

The Company remunerates its employees using three primary compensation components: (1) salaries, which tend not to change significantly from year to year; (2) cash incentive awards, which are intended to encourage its employees to achieve its internal performance goals; and (3) stock options, which are intended to encourage its employees to enhance the Company’s long-term performance. Stock options are a key component of the compensation of the Company’s employees, officers and directors, and its stock option program is broad-based, with nearly all of its employees receiving at least one stock option grant during their tenure with the Company.

The Company believes that stock options align the interests of its employees, officers and directors with those of its stockholders. All stock options granted to employees, officers and directors have exercise prices equal to the fair market value of the Company’s Common Stock on the date of grant, so that the recipient will earn no compensation from his or her options unless the share price increases beyond the exercise price. In addition, stock options granted to employees and officers generally vest over several years, which the Company believes provides an additional incentive for the recipient to add value to the business over the long term.

The market for qualified and talented employees, officers and directors in the Company’s industry is highly competitive, and it competes for these personnel with many companies that have greater resources than the Company. Equity compensation is a crucial component of a competitive compensation package, especially in the technology sector. If the Company fails to offer competitive compensation packages, then its current and potential future key personnel may find better opportunities at the Company’s competitors.

Pursuant to its terms, the 1997 Plan is set to expire on March 28, 2007, which the Company anticipates will be prior to its 2007 Annual Meeting of stockholders. Accordingly, the Board of Directors believes it is appropriate to have the stockholders consider a new plan at this Annual Meeting. The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

The Board of Directors recommends a vote “FOR” the approval of the 2006 Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder.

The affirmative vote of holders of a majority of shares of Common Stock voting on this matter is required for the approval of this matter. Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” have no effect on the voting of this matter.

Description of the 2006 Plan

Some key features of the 2006 Plan are summarized below. Please keep in mind, however, that this brief summary is not a complete description of all of the provisions of the 2006 Plan; you can find a complete copy of the 2006 Plan by going to the “investors” section of our website, www.biospheremed.com, and clicking the link to our SEC filings. The 2006 Plan appears as Appendix C to our Schedule 14A, which is the electronic version of this definitive Proxy Statement that we filed with the SEC in April, 2006. Alternatively, you can obtain a copy of the 2006 Plan by contacting our investor relations department at the address or telephone number listed on page 39 of this definitive Proxy Statement.

Types of Awards

The 2006 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-unit awards as described below (collectively, “Awards”).

Incentive Stock Options and Non-statutory Stock Options.   Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, Options may be granted at an exercise price which is equal to or greater than the fair market value of the Common Stock on the date of grant. Options may not be granted at an exercise price which is less than 100% of the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options granted to optionees holding more than 10% of the voting power of the Company may not be granted at an exercise price less than 110% of the fair market value of the Common Stock on the date of grant. Options may not be granted for a term in excess of ten years. The 2006 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, surrender to the Company of shares of Common Stock, (iii) subject to certain conditions, delivery to the Company of a promissory note, (iv) any other lawful means or (v) any combination of these forms of payment.

Director Awards.   The 2006 Plan provides for the automatic grant of options to members of the Board of Directors who are not employees of the Company or any subsidiary of the Company (“Non-Employee Directors”). On the commencement of service on the Board of Directors, each Non-Employee Director will receive a non-statutory stock option to purchase 10,000 shares of a Common Stock, subject to adjustment for changes in capitalization. In addition, on the date of each Annual Meeting of stockholders, each Non-Employee Director who is both serving as a director immediately before and immediately after such meeting will receive a non-statutory stock option to purchase 5,000 shares of Common Stock and a restricted stock award for 2,500 shares of Common Stock, subject to adjustment for changes in capitalization; provided, however, that a Non-Employee Director will not be eligible to receive this annual option or restricted stock grant unless such director has served on the Board for at least six months. The Board retains the specific authority to from time to time increase or decrease the number of shares subject to options and restricted stock awards granted to Non-Employee Directors under the 2006 Plan, however, the maximum number of shares with respect to which awards may be granted to Non-Employee Directors is 50,000 per calendar year. Options automatically granted to Non-Employee Directors will (i) have an exercise price equal to the closing price on the day before the date of grant, (ii) in the case of the initial grant, vest in five equal annual installments beginning on the first anniversary of the date of grant, (iii) in the case of subsequent annual grants, vest in full on the date of grant, (iv) expire on the earlier of 10 years from the date of grant or three months following cessation of service on the Board and (v) contain such other terms and conditions as the Board determines. The annual restricted stock grant vests in full on the second anniversary of the date of grant.

Stock Appreciation Rights.   A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted independently or in tandem with an option.

Restricted Stock Awards.   Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Restricted Stock Unit Awards.   Restricted Stock Unit Awards entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest pursuant to the terms and conditions established by the Board of Directors.

Other Stock-Unit Awards.   Under the 2006 Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, and the grant of Awards entitling recipients to receive shares of Common Stock to be delivered in the future.

Performance Conditions.   The Board of Directors may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Unit Award granted to an officer will vest solely upon the achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Internal Revenue Code. The performance criteria for each such Award will be based on one or more of the following measures: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board of Directors; and (iii) will be set by the Board of Directors within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

The Company believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect the Company.

Transferability of Awards

Except as the Board of Directors may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of the Company, its subsidiaries and any other business venture in which the Company has a controlling interest, as determined by the Board are eligible to be granted Awards under the 2006 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries.

The annual maximum number of shares with respect to which Awards may be granted to any participant under the 2006 Plan may not exceed 600,000 shares per calendar year For purposes of this limit, the combination of an Option in tandem with SAR is treated as a single award. In addition, the annual maximum number of shares with respect to which Awards may be granted to any director who is not an employee of the Company at the time of grant is 50,000.

Plan Benefits

As of March 1, 2006, approximately 72 persons were eligible to receive Awards under the 2006 Plan, including the Company’s four executive officers and six non-employee directors. The granting of Awards under the 2006 Plan to employees is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group or employees.

On March 27, 2006, the last reported sale price of the Company Common Stock on the NASDAQ National Market was $7.66.

Administration

The 2006 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2006 Plan and to interpret the provisions of the 2006 Plan. Pursuant to the terms of the 2006 Plan, the Board of Directors may delegate authority under the 2006 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company.

Subject to any applicable limitations contained in the 2006 Plan, the Board of Directors, or any committee to whom the Board of Directors delegates authority, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

The Board of Directors is required to make appropriate adjustments in connection with the 2006 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

In the event of a merger, liquidation or other Acquisition Event (as defined in the 2006 Plan), the Board of Directors is authorized to provide for outstanding Awards to be assumed or substituted for, to accelerate the Awards to make them fully exercisable prior to consummation of the Acquisition Event or to provide for a cash out of the value of any outstanding options, provided, however, that any outstanding Awards held by employees or directors of the Company shall become immediately fully exercisable.

The Board of Directors may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2006 Plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

Substitute Awards

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms, as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the 2006 Plan. Substitute Awards will not count against the 2006 Plan’s overall share limit, except as may be required by the Internal Revenue Code.

Provisions for Foreign Participants

The Board of Directors may modify Awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2006 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No Award may be made under the 2006 Plan after March 9, 2016 but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2006 Plan; provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No Award will be made that is conditioned upon stockholder approval of any amendment to the 2006 Plan.

Limitation on Repricing

Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the 2006 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments for changes in common stock and certain other events) and (ii) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the 2006

Plan covering the same or a different number of share of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

If stockholders do not approve the adoption of the 2006 Plan, the 2006 Plan will not go into effect, and the Company will not grant any Awards under the 2006 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2006 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The 2006 Plan provides that no Award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the Common Stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the Common Stock. If a participant sells the Common Stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the Common Stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the Common Stock for more than one year and otherwise will be short-term. If a participant sells the Common Stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the Common Stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the Common Stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the Common Stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the Common Stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the Common Stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted Common Stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the Common Stock less the purchase price. When the Common Stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the Common Stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the Common Stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the Common Stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the Common Stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the Common Stock for more than one year and otherwise will be short-term.

Other Stock-Unit Awards

The tax consequences associated with any other stock-unit Award granted under the 2006 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a Participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable and documented out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at:

BioSphere Medical, Inc.
1050 Hingham Street
Rockland, MA 02370
Attn: Martin J. Joyce
(781) 681-7900

If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Deadline for Submission of Stockholder Proposals for the 2007 Annual Meeting

In order to be included in the proxy material for the 2007 Annual Meeting of Stockholders, stockholders’ proposed resolutions must be received by the Company at the address set forth above no later than December 11, 2006.

If a stockholder wishes to present a proposal before the 2007 Annual Meeting of the Stockholders, but does not wish to have the proposal considered for inclusion on the proxy statement and proxy card, the stockholder must give written notice to the Company at the address set forth above. The required notice must be given by February 28, 2007. If a stockholder fails to provide timely notice of a proposal to be presented at the 2007 Annual Meeting of Stockholders, the proxies designated by the Company’s Board of Directors will have discretionary authority to vote on that proposal.

By Order of the Board of Directors,

RICHARD J. FALESCHINI
President and Chief Executive Officer

April     , 2006

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

CERTIFICATE OF AMENDMENT OF THE AMENDED
CERTIFICATE OF INCORPORATION OF BIOSPHERE MEDICAL, INC.

Pursuant to Section 242
of the General Corporation Law of
the State of Delaware

BioSphere Medical, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

At a meeting of the Board of Directors of the Corporation, the Board of Directors duly adopted a resolution setting forth an amendment to the Amended Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of the stockholders. The amendment is as follows:

RESOLVED:           That the first Paragraph of Article FOURTH of the Certificate of Incorporation be and hereby is amended to read as follows:

FOURTH:           The total number of shares of all classes of stock which the Corporation shall have authority to issue is 51,000,000 shares, consisting of (i) Fifty Million (50,000,000) shares of Common Stock, $.01 par value per share (“Common Stock”), and (ii) One Million (1,000,000) shares of Preferred Stock, $.01 par value per share (“Preferred Stock”).

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to the Amended Certificate of Incorporation of the Corporation to be duly executed on its behalf by its President this      day of May, 2006,

BIOSPHERE MEDICAL, INC.
By:
Richard J. Faleschini President

Appendix B

BIOSPHERE MEDICAL, INC.

2000 Employee Stock Purchase Plan

The purpose of this Plan is to provide eligible employees of BioSphere Medical, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $0.01 par value (the “Common Stock”), commencing on July 1, 2000. Fifty Thousand (50,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

1.     ADMINISTRATION. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.     ELIGIBILITY. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a)          they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b)         they have been employed by the Company or a Designated Subsidiary for at least [three] months prior to enrolling in the Plan; and

(c)          they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.     OFFERINGS. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Offerings will begin each July 1 and January 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six month period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

4.     PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least 14 days prior to the applicable Offering Commencement

Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement.

5.     DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%, or 10% of Compensation with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6.     DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7.     INTEREST. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8.     WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period.

The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9.     PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the

Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in THE WALL STREET JOURNAL If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10.   ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11.   RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12.   OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

13.   RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14.   APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15.   ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16.   MERGER. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17.   AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18.   INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19.   TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20.   GOVERNMENTAL REGULATIONS. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21.   GOVERNING LAW. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22.   ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23.   NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24.   EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on July 1, 2000 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on April 29, 2000

Approved by the stockholders on June 7, 2000

AMENDMENT NO. 1

to

BIOSPHERE MEDICAL, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 1 (the “Amendment”) is made to the 2000 Employee Stock Purchase Plan (the “Plan”) of BioSphere Medical, Inc., a Delaware corporation (the “Company”).

The second sentence of the first paragraph of the Plan, is hereby amended and restated in its entirety as follows:

“One hundred thousand (100,000) shares of Common Stock in the aggregate have been approved for this purpose.”

Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.

Adopted by the Board of Directors, March 9, 2006

Approved by the Shareholders, May      , 2006

Appendix C

BIOSPHERE MEDICAL, INC.

2006 STOCK INCENTIVE PLAN

1.                 Purpose

The purpose of this 2006 Stock Incentive Plan (the “Plan”) of BioSphere Medical, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.                 Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock, restricted stock units and other stock unit awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.                 Administration and Delegation

(a)   Administration by Board of Directors.   The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)   Appointment of Committees.   To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). During such time as the common stock, $0.01 par value per share, of the Company (the “Common Stock”) is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the Board shall appoint one such Committee of not less than two members, each member of which shall be an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the “Board”

2

shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)   Delegation to Officers.   To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act of 1934) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.                 Stock Available for Awards

(a)   Number of Shares.   Subject to adjustment under Section 10, Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), is settled in cash or otherwise results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)   Sub-limits.   Subject to adjustment under Section 10, the following sub-limits on the number of shares subject to Awards shall apply:

(1)   Section 162(m) Per-Participant Limit.   The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 600,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2)   Limit on Awards to Directors.   The maximum number of shares with respect to which Awards may be granted to any director who is not an employee of the Company at the time of grant shall be 50,000 per calendar year.

(c)   Substitute Awards.   In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock unit awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

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5.                 Stock Options

(a)   General.   The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b)   Incentive Stock Options.   An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of BioSphere Medical, Inc., any of BioSphere Medical, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c)   Exercise Price.   The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted.

(d)   Duration of Options.   Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no Option will be granted for a term in excess of 10 years.

(e)   Exercise of Option.   Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f)   Payment Upon Exercise.   Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)   in cash or by check, payable to the order of the Company;

(2)   except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)   to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock

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owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)   to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5)   by any combination of the above permitted forms of payment.

(g)   Limitation on Repricing.   Unless such action is approved by the Company’s stockholders:  (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 10) and (ii) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of share of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6.                 Director Awards.

(a)   Initial Grant.   Upon the commencement of service on the Board by any individual who is not then an employee of the Company or any subsidiary of the Company, the Company shall grant to such person a Nonstatutory Stock Option to purchase 10,000 shares of Common Stock (subject to adjustment under Section 10).

(b)   Annual Grant.   On the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board of Directors of the Company who is both serving as a director of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, (i) a Nonstatutory Stock Option to purchase 5,000 shares of Common Stock and (ii) 2,500 shares of Restricted Stock (as defined in Section 8 below) (each subject to adjustment under Section 10); provided, however, that a director shall not be eligible to receive an option grant or restricted stock grant under this Section 6(b) until such director has served on the Board for at least six months.

(c)   Terms of Director Options.   Options granted under this Section 6 shall: (i) have an exercise price equal to the closing sale price (for the primary trading session) of the Common Stock on The Nasdaq Stock Market (“NASDAQ”) or the national securities exchange on which the Common Stock is then traded on the trading date immediately prior to the date of grant (and if the Common Stock is not then traded on NASDAQ or a national securities exchange, the fair market value of the Common Stock on such date as determined by the Board), (ii) with respect to Options granted under Section 6(a), vest in five equal annual installments beginning on the first anniversary of the date of grant, (iii) with respect to Options granted under Section 6(b), vest in full on the date of grant, (iii) expire on the earlier of 10 years

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from the date of grant or three months following cessation of service on the Board, and (iv) contain such other terms and conditions as the Board shall determine.

(d)   Terms of Director Restricted Stock.   Restricted Stock granted under this Section 6 shall (i) have an exercise price equal to $.01 per share, (ii) be subject to repurchase by the Company at a price equal to the purchase price until the second anniversary of the date of grant provided that the individual is serving on the Board on such date, and provided that the Board may provide not to exercise such repurchase option in the case of death, disability, attainment of mandatory retirement age or retirement following at least 10 years of service, and (iii) contain such other terms and conditions as the Board shall determine.

(e)   Board Discretion.   The Board retains the specific authority to from time to time increase or decrease the number of shares subject to options and restricted stock awards granted under this Section 6, subject to the provisions of Section 4(b)(2).

7.                 Stock Appreciation Rights.

(a)   General.   The Board may grant Awards consisting of a Stock Appreciation Right (“SAR”) entitling the holder, upon exercise, to receive an amount in Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date.

(b)   Grants.   Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(1)   Tandem Awards.   When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with an Acquisition Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with an Acquisition Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2)   Independent SARs.   A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c)   Grant Price.   The grant price or exercise price of an SAR shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

(d)   Term.   The term of an SAR shall not be more than 10 years from the date of grant.

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(e)   Exercise.   Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

8.                 Restricted Stock; Restricted Stock Units.

(a)   General.   The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)   Terms and Conditions for all Restricted Stock Awards.   The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)   Additional Provisions Relating to Restricted Stock.

(1)   Dividends.   Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.  Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2)   Stock Certificates.   The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d)   Additional Provisions Relating to Restricted Stock Units.

(1)   Settlement.   Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

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(2)   Voting Rights.   A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3)   Dividend Equivalents.   To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

9.                 Other Stock Unit Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock Unit Award, including any purchase price applicable thereto.

10.          Adjustments for Changes in Common Stock and Certain Other Events.

(a)   Changes in Capitalization.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option and each Option issuable under Section 6, (iv) the share- and per-share provisions and the exercise price of each Stock Appreciation Right, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

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(b)   Acquisition Events

(1)   Consequences Of Acquisition Events.   Subject to Section 10(b)(2) below, upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified date (the “Acceleration Date”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; (iv) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

An “Acquisition Event” shall be deemed to have occurred only if any of the following events occur: (a) the stockholders of the Company approve a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, Sepracor Inc. (or its successor), any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company; or (e) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or  nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was

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adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

(2)   Acceleration Upon An Acquisition Event.   Except to the extent otherwise provided in the instrument evidencing the Award or in any other agreement between the Participant and the Company, upon the occurrence of an Acquisition Event or with respect to Options or any other similar Awards only, upon the execution by the Company of any agreement with respect to an Acquisition Event, (i) the Board shall provide a written notice to the Participants that are directors or employees of the Company that all Options then outstanding shall become immediately exercisable in full as of a specified date (the “Acceleration Date”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event; (ii) all Restricted Stock Awards then outstanding and held by directors or employees of the Company shall become immediately free of all restrictions; (iii) all other stock-based Awards that are held by directors or employees of the Company shall become immediately exercisable, realizable or vested in full, or shall be immediately free of all restrictions or conditions, as the case may be.

11.          General Provisions Applicable to Awards

(a)   Transferability of Awards.   Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)   Documentation.   Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)   Board Discretion.   Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)   Termination of Status.   The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

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(e)   Withholding.   The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)   Amendment of Award.   Except as otherwise provided in Section 5(g), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 10 hereof.

(g)   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)   Acceleration.   The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i)   Performance Awards.

(1)   Grants.   Restricted Stock Awards and Other Stock Unit Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 11(i) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants.

(2)   Committee.   Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”)

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shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is a “covered employee” under Section 162(m)(3) of the Code.

(3)   Performance Measures.   For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following:  (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures:  (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4)   Adjustments.   Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant.

(5)   Other.   The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

12.          Miscellaneous

(a)   No Right To Employment or Other Status.   No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

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(b)   No Rights As Stockholder.   Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)   Effective Date and Term of Plan.   The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the completion of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)   Amendment of Plan.   The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of NASDAQ may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e)   Provisions for Foreign Participants.   The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)   Compliance With Code Section 409A.   No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g)   Governing Law.   The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

Adopted by the Board of Directors, March 9, 2006

Approved by the Shareholders, May     , 2006

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BIOSPHERE MEDICAL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Stockholders—May 10, 2006

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Richard J. Faleschini and Martin J. Joyce or each or either of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 2006 Annual Meeting of Stockholders of BioSphere Medical, Inc., and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no other indication is made, the proxies shall vote “FOR” proposal number 1, “FOR” proposal number 2 “FOR” proposal number 3 and “FOR” proposal number 4.

A vote FOR the director nominees, FOR the amendment to the certificate of incorporation, FOR the amendment to the 2000 employee stock purchase plan and FOR the adoption of the 2006 stock incentive plan is recommended by the Board of Directors.

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN ENCLOSED REPLY ENVELOPE
ADDRESS CHANGES/COMMENTS?

(If you noted any address changes/comments above, please mark corresponding box on other side)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BIOSPHERE MEDICAL, INC. 1050 HINGHAM STREET ROCKLAND, MA 02370 ATTN: INVESTOR RELATIONS

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BioSphere Medical, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717
TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS

Please detach along perforated line and mail in the envelope provided.

1.      Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Timothy J. Barberich ☐ William M. Cousins, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Richard J. Faleschini ☐ Alexander M. Klibanov, Ph.D.
☐ John H. MacKinnon
☐	FOR ALL EXCEPT (See instructions below)	☐ Riccardo Pigliucci ☐ David P. Southwell

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ☒

2.                 Approval of Amendment to Certificate of Incorporation:

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.                 Approval of Amendment to 2000 Employee Stock Purchase Plan:

☐ FOR

☐ AGAINST

☐ ABSTAIN

4.                 Approval of 2006 Stock Incentive Plan:

☐ FOR

☐ AGAINST

☐ ABSTAIN

Please read the reverse side of this card.

Please be sure to sign and date this Proxy.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and write them on the back where indicated. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ___________________	Date: ________	Signature of Stockholder _______________	Date: _______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.